Exhibit 10.7
                                 LOAN AGREEMENT

BETWEEN:

                   Union Venture Trading S.A.
                   A company incorporated in the British Virgin Islands Having an office at Unit h, 5th Floor, Imperial Building, 58-66 Canton Road, TST Kowloon, Hong Kong SAR

                  (the "Lender")

AND

                  Sino Pharmaceuticals Corporation
                  Unit 152, 11782 River Road,
                  Richmond, B.C. V6X 1Z7
                  Canada

                  (the "Borrower")

WHEREAS

1. The Borrower wishes to finance its operations and needs to borrow Canadian Dollars ThirtyThousand only (Cdn$ 30,000.00).

2. The Lender proposes to lend the Borrower the money necessary to finance the Borrower's continued operations.

IN ACCORDANCE WITH THE TERMS set out below and for value received, the Lender and the Borrower agree that:

1. The Borrower shall borrow Canadian Dollars Thirty Thousand only (Cdn$ 30,000.00) from the Lender and the Lender shall lend Canadian Dollars Thirty Thousand only (Cdn$ 30,000.00) to the Borrower (the "Loan"), on or before January10, 2002.

2. The Borrower shall pay back the Loan to the Lender, or to its order, on the first written demand of the Lender, which date shall be at the sole discretion of the Lender.

3.   This Loan is issued without any security.

4. The Lender shall telegraphically transfer the total amount of the Loan directly to the Borrower's bank account and the Lender's bank's telegraphic transfer confirmation notice shall be proof of this.

5. Interest on this loan shall be calculated at six percent per annum (6%), commencing from the date of the Borrower's receipt of funds in their bank.

6. The Borrower may prepay the amount owing hereunder, or, any part thereof, at any time without notice, penalty or bonus.

7. The Borrower hereby waives presentment, demand, protest or other notice of any kind in the enforcement of this Agreement.

DATED as of the 3rd day of January, 2002

                               SINO PHARMACEUTICALS CORPORATION


                               Per: /s/_____________________________
                                        Anwar Jamal, Authorized Signatory


                               UNION VENTURE TRADING S.A.


                               Per: /s/___________________________
                                       Au Wai Kwan, Authorized Signatory